EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respect the financial condition and results of operations of Ashcroft Homes Corporation.

Date:    September 16, 2003           By:  /s/ Richard O. Dean
       ---------------------               --------------------------
                                           Richard O. Dean,
                                           Chairman of the Board and
                                           Chief Executive Officer



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